EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.


 PROXY                      THE AQUINAS FUNDS, INC.                        PROXY
         AQUINAS VALUE FUND, AQUINAS GROWTH FUND, AQUINAS SMALL-CAP FUND AND
                            AQUINAS FIXED INCOME FUND

                 SPECIAL MEETING OF SHAREHOLDERS - JUNE 16, 2005
                                 10:00 A.M. CST
                             5310 Harvest Hill Road
                                    Suite 248
                                  Dallas, Texas

THIS PROXY IS BEING SOLICITED FOR THE BOARD OF DIRECTORS OF THE AQUINAS FUNDS, INC. (THE "CORPORATION") ON BEHALF OF THE FUNDS LISTED ABOVE, EACH OF WHICH IS A SERIES OF THE CORPORATION. The undersigned hereby appoints as proxies ______________________ and ____________________, and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Funds listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL. This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

                               VOTE TODAY BY MAIL


                                             NOTE: If shares are held by an
                                             individual, sign your name exactly
                                             as it appears on this card. If
                                             shares are held jointly, either
                                             party may sign, but the name of the
                                             party signing should conform
                                             exactly to the name shown on this
                                             proxy card. If shares are held by a
                                             corporation, partnership or similar
                                             account, the name and the capacity
                                             of the individual signing the proxy
                                             card should be indicated - for
                                             example: "ABC Corp., John Doe,
                                             Treasurer."
                                             ___________________________________
                                                          SIGNATURE


                                            ____________________________________
                                                  SIGNATURE (IF HELD JOINTLY)

             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

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                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSED REORGANIZATION. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: |X|


                                                          FOR  AGAINST  ABSTAIN
1. (a)  To approve the Agreement and Plan of Conversion
        and Termination that provides for the
        reorganization of the Aquinas Growth Fund, a      [_]    [_]      [_]
        series of The Aquinas Funds, Inc. into the LKCM
        Aquinas Growth Fund, a newly created series of LKCM Funds, as described in the Combined Proxy
        Statement and Prospectus, dated
        ________________________, 2005.

   (b)  To approve the Agreement and Plan of Conversion
        and Termination that provides for the
        reorganization of the Aquinas Value Fund, a       [_]    [_]      [_]
        series of The Aquinas Funds, Inc. into the LKCM
        Aquinas Value Fund, a newly created series of LKCM Funds, as described in the Combined Proxy
        Statement and Prospectus, dated
        ________________________, 2005.

   (c)  To approve the Agreement and Plan of Conversion
        and Termination that provides for the
        aeorganization of the Aquinas Small-Cap Fund, a   [_]    [_]      [_]
        reries of The Aquinas Funds, Inc., into the LKCM squinas Small Cap Fund, a newly created series of LKCM Funds, as described in the Combined Proxy
        Statement and Prospectus, dated
        ________________________, 2005.

   (d)  To approve the Agreement and Plan of Conversion
        and Termination that provides for the
        reorganization of the Aquinas Fixed Income Fund,  [_]    [_]      [_]
        a series of The Aquinas Funds, Inc., into the LKCM Aquinas Fixed Income Fund, a newly created series of LKCM Funds, as described in the Combined Proxy Statement and Prospectus, dated
        ________________________, 2005.

               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

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